UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2010

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9540 Towne Center Drive, Suite 100

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 450-9009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 9, 2010, BakBone Software Incorporated (the “Company”) issued a press release announcing the execution of an Arrangement Agreement, dated as of November 8, 2010, among the Company, Quest Software, Inc. (“Quest”), Bolts Acquisition Corporation, a Canadian corporation and a wholly-owned subsidiary of Quest (“Acquisition Sub”), which contemplates the acquisition by Quest, through Acquisition Sub, of all of the outstanding equity securities of the Company pursuant to a “plan of arrangement” under Canadian law. A copy of the press release is filed as Exhibit 99.1 hereto. Also on November 9, 2010, the Company’s Interim Chief Executive Officer sent an email message to all of the Company’s employees. A copy of this email is filed as Exhibit 99.2 hereto.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains “forward-looking statements” within the meaning of the Securities Litigation Reform Act. All statements included in this press release that address activities, events or developments that the Company expects believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. Any such projections or statements include the current views of the Company with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such results will be achieved. Risks and uncertainties include the satisfaction of closing conditions for the Arrangement, including the approval of the Company’s security holders and the approval of the Court of Queen’s Bench of Alberta; the possibility that the transaction will not be completed, or if completed, not completed on a timely basis; general industry conditions and competition; and business and economic conditions; and other risks described from time to time in the Company’s Securities and Exchange Commission (“SEC”) and SEDAR filings, including its Annual Report on Form 10-K for the fiscal year ended March 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. The Company disclaims any intent or obligation to update any forward-looking statements contained herein, which speak as of the date hereof.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

The description contained herein is neither an offer to purchase nor a solicitation of an offer to sell shares of the Company. In connection with the Arrangement, the Company will file an proxy statement with the SEC and on SEDAR. ALL INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THIS PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE ARRANGEMENT, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE ARRANGEMENT ON BEHALF OF THE COMPANY, AND THE INTERESTS OF THESE PERSONS IN THE ARRANGEMENT AND RELATED MATTERS. The Company intends to mail the proxy statement to its shareholders once such proxy statement is no longer subject to SEC review. Investors and shareholders holders may obtain a free copy of the proxy statement when available and other documents filed by the Company with the SEC on the SEC’s website at http://www.sec.gov. Free copies of the proxy statement may be obtained by contacting General Counsel of the Company at 9540 Towne Centre Dr., Suite 100 San Diego CA 92121 United States of America. In addition to the proxy statement, the Company and Quest file annual, quarterly, and special reports, proxy statements and proxy statements and other information with the SEC, and, in the case of the Company, on SEDAR.

INTERESTS OF CERTAIN PERSONS IN THE ARRANGEMENT

The Company and its respective directors, executive officers and certain members of its management and other employees may be soliciting proxies from its shareholders in favor of the Arrangement and other related matters. Information concerning persons who may be considered participants in the solicitation of the Company’s shareholders under the rules of the SEC will be set forth in proxy statement to be filed by the Company.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release dated November 9, 2010

99.2	E-mail to employees of BakBone Software Incorporated dated November 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED

November 9, 2010	By:	/S/ STEVE MARTIN
Steve Martin
Sr. Vice President, Chief Financial Officer and Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Joint Press Release dated November 9, 2010

99.2	E-mail to employees of BakBone Software Incorporated dated November 9, 2010